UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021 (July 21, 2021)

Inspired Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2021, Inspired Entertainment, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Brooks H. Pierce, the Company’s President and Chief Operating Officer (the “Executive”), extending the term of the Executive’s employment with the Company under his employment agreement, dated February 17, 2020 (as amended or modified to date, the “Employment Agreement”), through December 31, 2024. The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) determined to extend the term of the Executive’s employment in light of, among other things, the Executive’s strong leadership of the Company during the COVID-19 pandemic. The Compensation Committee also increased the Executive’s base salary to $525,000 per year effective as of January 1, 2022, and in consideration of the Executive’s agreement to remain with the Company through an extended term, awarded the Executive an equity grant of an aggregate of 75,000 restricted stock units (“RSUs”), which will vest in full on December 31, 2024, provided that the Executive remains employed by the Company on such date, but if the Executive’s departure from the Company is the result of the Executive’s death or a change of control event (as defined in the Employment Agreement), the RSUs will vest in accordance with the terms set forth in the Employment Agreement.

The description of the Letter Agreement set forth above is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Letter Agreement, dated July 21, 2021, by and between the Company and Brooks H. Pierce.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2021	Inspired Entertainment, Inc.

	By:	/s/ Carys Damon
	Name:	Carys Damon
	Title:	General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Letter Agreement, dated July 21, 2021, by and between Inspired Entertainment, Inc. and Brooks H. Pierce.